UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2011

ORTHOVITA, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-24517	23-2694857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Great Valley Parkway Malvern, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone, including area code: (610) 640-1775

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 19, 2011, Orthovita, Inc. issued a press release announcing that it will hold a conference call on Thursday, May 5, 2011, at 8:30 a.m. Eastern Time, to review and discuss its financial results for the first quarter 2011. Antony Koblish, President and Chief Executive Officer, and Nancy C. Broadbent, Senior Vice President and Chief Financial Officer of Orthovita, will host the call.

The telephone number to join the conference call from within the U.S. is (888) 815-2919, and from outside the U.S. is (706) 643-3675. The conference identification number is 60306495. Participants should dial in ten minutes prior to the scheduled start time for the conference call.

A replay of the conference call will be available for two weeks beginning May 5, 2011, at 11:30 a.m. Eastern Time, and ending May 19, 2011, at 11:59 p.m. Eastern Time. You may listen to the replay by dialing within the U.S. (800) 642-1687 or by dialing from outside the U.S. (706) 645-9291. The replay identification number is 60306495.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit

Exhibit No.	Description

99.1	Press Release, dated April 19, 2011, issued by Orthovita, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOVITA, INC.

By:	/s/ Christine J. Arasin
Christine J. Arasin
Vice President and General Counsel

Dated: April 20, 2011